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                                                                  EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-99296 and 33-99542) of Insignia Solutions plc of our report dated March 30, 1999, appearing in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP
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San Jose, California
March 30, 1999